UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 23, 2008
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of organization)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Our news release dated July 24, 2008 concerning second quarter 2008 preliminary financial results, furnished as Exhibit 99.1 to this report, and Ford Motor Company's Current Report on Form 8-K dated July 24, 2008 concerning second quarter 2008 preliminary financial results, furnished as Exhibit 99.2 to this report, are incorporated by reference herein.

Item 8.01. Other Events.

Ford Motor Company’s Current Report on Form 8-K/A dated July 23, 2008 concerning a material impairment charge to fixed assets in Ford Motor Company’s North American Automotive operations, filed as Exhibit 99.3 to this report, is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 99.1	News release dated	Furnished with this Report
July 24, 2008 of
Ford Motor Credit Company LLC
with attachment

Exhibit 99.2	Form 8-K dated	Furnished with this Report
July 24, 2008 of
Ford Motor Company

Exhibit 99.3	Form 8-K/A dated	Filed with this Report
July 23, 2008 of
Ford Motor Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY LLC
(Registrant)

Date: July 24, 2008	By:	/s/ C. M. MacGillivray
C. M. MacGillivray
Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 99.1	News release dated
July 24, 2008 of
Ford Motor Credit Company LLC
with attachment

Exhibit 99.2	Form 8-K dated
July 24, 2008 of
Ford Motor Company

Exhibit 99.3	Form 8-K/A dated
July 23, 2008 of
Ford Motor Company